LETTER OF TRANSMITTAL

                                  OFFER TO EXCHANGE

                ALL OUTSTANDING 11 5/8% SENIOR DISCOUNT NOTES DUE 2007
                 FOR 11 5/8% SENIOR EXCHANGE DISCOUNT NOTES DUE 2007
                                          OF
                                  ICG HOLDINGS, INC.
                                    GUARANTEED BY
                               ICG COMMUNICATIONS, INC.

          ------------------------------------------------------------
           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
           TIME, ON           , 1997 UNLESS EXTENDED (THE "EXPIRATION
                    ----------
           DATE").
          ------------------------------------------------------------

                                     Deliver To:
                            Norwest Banks, Exchange Agent

                 By Registered or                     By Facsimile:
                  Certified Mail:                    (612) 667-4972
                   Norwest Banks
              Corporate Trust Section             Confirm by Telephone:
                   P.O. Box 1517                     (612) 667-4070
             Minneapolis MN 55480-1517

                            By Hand or Overnight Courier:
                                    Norwest Banks
                               Corporate Trust Section
                               NorthStar East Building
                             Sixth and Marquette Avenues
                              Minneapolis MN 55479-0113

          Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

          The  undersigned acknowledges  that he  or she  has  received and
          reviewed  the  Prospectus  dated                     ,  1997 (the
                                           --------------------
          "Prospectus") of ICG Holdings, Inc. (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Issuer's offer (the "Exchange Offer") to exchange its outstanding 11 5/8% Senior Discount Notes due 2007 (the "Old Notes"), of which an aggregate of $176,000,000 in principal amount at maturity is outstanding as of the date hereof, for an equal principal amount of newly issued 11 5/8% Senior Exchange Discount Notes due 2007 (the "New Notes"). The New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Old Notes may be tendered only in integral multiples of $1,000. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

               This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offers Book-Entry Transfer" section of the Prospectus.

          Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offers Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of Documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

               The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

                    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                         CAREFULLY BEFORE COMPLETING THE BOX
          ------------------------------------------------------------------
            DESCRIPTION OF 11 5/8% SENIOR EXCHANGE DISCOUNT NOTES DUE 2007
          ------------------------------------------------------------------
                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                 TENDERED
                                                                 (MUST BE
                                                  AGGREGATE         IN
           NAMES AND ADDRESS(ES)                  PRINCIPAL      INTEGRAL
           OF REGISTERED HOLDERS                    AMOUNT       MULTIPLES
            (PLEASE FILL IN, IF    CERTIFICATE  REPRESENTED BY      OF
                   BLANK)           NUMBER(S)   CERTIFICATE(S)   $1,000) *
          ------------------------------------------------------------------
                                  ------------------------------------------
                                  ------------------------------------------
                                  ------------------------------------------
                                  ------------------------------------------
                                  ------------------------------------------
                                  ------------------------------------------
                                      TOTAL
          ------------------------------------------------------------------
           * Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 11 5/8% Senior Exchange Discount Notes due 2007 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

              If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

              The minimum permitted tender is $1,000 in principal amount of 11 5/8% Senior Exchange Discount Notes due 2007. All other tenders must be in integral multiples of $1,000.
          -----------------------------------------------------------------

          [ ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.
          [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY
             BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):
             Name of Tendering Institution
                                          ---------------------------------
             Account Number
                          -------------------------------------------------

             Transaction Code Number
                                     --------------------------------------

          [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT
             TO  A  NOTICE OF  GUARANTEED  DELIVERY  ENCLOSED  HEREWITH AND
             COMPLETE  THE FOLLOWING  (FOR  USE  BY  ELIGIBLE  INSTITUTIONS
             ONLY):
             Name(s) of Registered Old Noteholder(s)
                                                    ------------------------
             Date of Execution of Notice of Guaranteed Delivery
                                                               -------------
             Window Ticket Number (if available)
                                                ----------------------------
             Name of Institution which Guaranteed Delivery
                                                           -----------------
             Account Number (if delivered by book-entry transfer)
                                                                 -----------

          ------------------------------     -------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS     SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 4, 5 and 6)     (See Instructions 4, 5 and 6)

           To  be completed  ONLY (i) if     To   be  completed   ONLY  if
           certificates  for  Old  Notes     certificates  for  Old  Notes
           not  tendered,  or New  Notes     not  tendered,  or New  Notes
           issued  in  exchange for  Old     issued  in  exchange for  Old
           Notes accepted  for exchange,     Notes accepted  for exchange,
           are  to be issued in the name     are  to  be  sent to  someone
           of  someone  other  than  the     other  than the  undersigned,
           undersigned,  or (ii) if  Old     or to the  undersigned at  an
           Notes tendered by  book-entry     address other than that shown
           transfer   which    are   not     above.
           exchanged are  to be returned
           by   credit  to   an  account     Mail to:
           maintained    at   Depository
           Trust Company ("DTC").            Name
                                                 ------------------------
                                                     (Please Print)
           Issue certificate(s) to:
                                             Address
           Name                                     ---------------------
               ------------------------
                  (Please Print)             ----------------------------
                                                   (Include Zip Code)
           Address
                  ---------------------
                                             ----------------------------
           ----------------------------      (Tax Identification or Social
               (Include Zip Code)             Security No.)


           ----------------------------
           (Tax Identification or Social
           Security No.)


           Credit    Old    Notes    not
           exchanged  and  delivered  by
           book-entry  transfer  to  the
           DTC account set forth below:


           ----------------------------
           DTC Account Number

          -----------------------------      ------------------------------

          Ladies and Gentlemen:

               Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

               The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer.

               The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaging in and do not intend to engage in a distribution of the New Notes and have no arrangement or understanding with any person to participate in distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

               For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

               If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

               All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

               The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offers Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

               Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

               Holders of Old Notes  who wish to tender their Old Notes and
          (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedure on a timely basis), may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offers Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

                           PLEASE SIGN HERE WHETHER OR NOT
                    OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

          X
          -------------------------------------       --------------------
                                                              Date

          X
          -------------------------------------       --------------------
          Signature(s) of Registered Holder(s)                Date
          or Authorized Signatory

          Area Code and Telephone Number:
                                         ---------------------------------

               The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.


          Name(s):
                  --------------------------------------------------------

          ----------------------------------------------------------------
                                    (Please Print)

          Capacity:
                   -------------------------------------------------------

          Address:
                  --------------------------------------------------------

                  --------------------------------------------------------
                                  (Include Zip Code)


                    Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined):
                    (If required by Instruction 4)



                    ------------------------------------------------------
                                 (Authorized Signature)


                    ------------------------------------------------------
                                         (Title)


                    ------------------------------------------------------
                                      (Name of Firm)


                    Dated:                  , 1997
                           -----------------

                                     INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


               1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The tendered Old Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Issuer.

               Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as hereinafter defined); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes (or a Book-Entry Confirmation) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificates(s) representing all tendered Old Notes (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offers Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

               All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

               2. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

               3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 11 5/8% Senior Exchange Discount Notes due 2007" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

               4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARNATEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

               If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

               If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

               If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

               Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

               Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Old Notes are tendered for the account of an Eligible Institution.

               5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

               6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder.
          If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

               Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

               7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

               8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

               9.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.
          Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                            (DO NOT WRITE IN SPACE BELOW)

                        =====================================
                          CERTIFICATE  OLD NOTES  OLD NOTES
                          SURRENDERED  TENDERED    ACCEPTED
                        -------------------------------------

                        -------------------------------------

                        =====================================


        Delivery Prepared by                 Checked By           Date
                            ----------------           ----------     ------

                          NOTICE OF GUARANTEED DELIVERY FOR

                                  ICG HOLDINGS, INC.


               This form or one substantially equivalent hereto must be used to accept the Exchange Offer of ICG Holdings, Inc. (the
          "Issuer") made pursuant to the Prospectus, dated          , 1997
                                                           ---------
          (the "Prospectus"), if certificates for Old Notes of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Norwest Banks (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


                                     Deliver To:
                            Norwest Banks, Exchange Agent

                 By Registered Mail or             By Facsimile:
                    Certified Mail:                (612) 667-4972
                     Norwest Banks
                Corporate Trust Section        Confirm by Telephone:
                     P.O. Box 1517                 (612) 667-4070
               Minneapolis MN 55480-1517

                            By Hand or Overnight Courier:
                                    Norwest Banks
                               Corporate Trust Section
                               NorthStar East Building
                             Sixth and Marquette Avenues
                              Minneapolis MN 55479-0113

               Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

          Ladies and Gentlemen:

               Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offers Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal.

             Principal Amount of Old       If Old Notes will be
             Notes Tendered:               delivered by book-entry
                                           transfer to Depository Trust
             $                             Company, provide account
             ----------------------------  number.

             Certificate Nos. (if
             available):

             ----------------------------

             Total Principal Amount
             Represented by Old Notes
             Certificate(s):

             $                             Account Number
             ----------------------------                ------------------

          -----------------------------------------------------------------

               ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

          ----------------------------------------------------------------


                                   PLEASE SIGN HERE


          X
          --------------------------   ----------------

          X
          --------------------------   ----------------
            Signatures of Owner(s)          Date
            or Authorized Signatory

            Area Code and Telephone
            Number:
                   ----------------

               Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         Please print name(s) and address(es)

          Name(s):
                    ------------------------------------------------------

                    ------------------------------------------------------

                    ------------------------------------------------------
          Capacity:
                    ------------------------------------------------------
          Address(es):
                    ------------------------------------------------------

                    ------------------------------------------------------

                    ------------------------------------------------------

                                      GUARANTEE

               The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form or transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at Depository Trust Company pursuant to the procedures set forth in "The Exchange Offers Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


             ----------------------------  ----------------------------
             Name of Firm                      Authorized Signature

             ----------------------------  ----------------------------
                       Address                       Title

                                           Name:
             ----------------------------       -----------------------
                       Zip Code                 (Please Type or Print)

             Area Code and
               Tel. No.                    Dated:
                       ------------------        ----------------------

          NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.